UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14A-12

CUSHMAN & WAKEFIELD PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

GENERAL
BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

Your Vote Counts!

CUSHMAN & WAKEFIELD PLC

2025 Special Meeting

Vote by October 14, 2025

11:59 PM ET

You invested in CUSHMAN & WAKEFIELD PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 16, 2025.

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 02, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* October 16, 2025 10:00 AM EDT In person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	CUSHMAN & WAKEFIELD PLC 2025 Special Meeting Vote by October 14, 2025 11:59 PM ET

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1	To approve the Court Meeting Resolution, a resolution to approve the Scheme as set forth in the Document.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#	1.00000 322,224 148,294

Your Vote Counts!

CUSHMAN & WAKEFIELD PLC

2025 Special Meeting

Vote by October 14, 2025

11:59 PM ET

You invested in CUSHMAN & WAKEFIELD PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 16, 2025.

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 02, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* October 16, 2025 10:15 AM EDT In person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	CUSHMAN & WAKEFIELD PLC 2025 Special Meeting Vote by October 14, 2025 11:59 PM ET

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1	To approve Scheme Resolution No. 1, a proposal to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.	For
2	To approve Scheme Resolution No. 2, a proposal to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.	For
3	To approve Scheme Resolution No. 3, a proposal to amend the Articles to ensure that any additional Cushman & Wakefield Shares issued pursuant to the Cushman & Wakefield Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Cushman & Wakefield Shares, and create a new class of B ordinary shares.	For
4	To approve Scheme Resolution No. 4, a proposal to approve the issue of the New Shares to New Cushman & Wakefield as part of the Scheme such that Cushman & Wakefield will become a wholly-owned, direct subsidiary of New Cushman & Wakefield.	For
5	To approve the General Meeting Adjournment Resolution, a proposal to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The full text of the resolutions is set out in the Notice of General Meeting in the Document.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#	1.00000 322,224 148,294

Your Vote Counts!

CUSHMAN & WAKEFIELD PLC

2025 Special Meeting

Vote by October 14, 2025

11:59 PM ET

You invested in CUSHMAN & WAKEFIELD PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 16, 2025.

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 02, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* October 16, 2025 10:30 AM EDT In person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	CUSHMAN & WAKEFIELD PLC 2025 Special Meeting Vote by October 14, 2025 11:59 PM ET

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1	To approve Advisory Resolution No. 1, Bye-law Provision: Board Declassification, a proposal seeking our Shareholders’ views, on a non-binding, advisory basis, on the declassification of the New Cushman & Wakefield Board.	For
2	To approve Advisory Resolution No. 2, Bye-law Provision: Business Combinations, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the approval threshold in the New Cushman & Wakefield Bye-laws for mergers and certain other business combinations.	For
3	To approve Advisory Resolution No. 3, Bye-law Provision: Authorization of Preference Shares, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the authorization of preference shares in the New Cushman & Wakefield Bye-laws.	For
4	To approve the Shareholders Meeting Adjournment Resolution, a proposal to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#	1.00000 322,224 148,294